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                                                                    EXHIBIT 4.02

                                 KELLOGG COMPANY

                          SUPPLEMENTAL INDENTURE NO. 1

                                 $4,600,000,000

                       $1,000,000,000 5.50% Notes due 2003
                       $1,000,000,000 6.00% Notes due 2006
                       $1,500,000,000 6.60% Notes due 2011
                    $1,100,000,000 7.45% Debentures due 2031


         THIS SUPPLEMENTAL INDENTURE NO. 1, dated as of March 29, 2001 (the "Supplemental Indenture"), between KELLOGG COMPANY, a Delaware corporation (the "Company"), and BNY MIDWEST TRUST COMPANY, an Illinois banking corporation, as trustee (the "Trustee").

                            RECITALS OF THE COMPANY:

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of March 15, 2001 (the "Indenture"), providing for the issuance from time to time of one or more Series of Securities;

         WHEREAS, Article Eight of the Indenture provides for various matters with respect to any Series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture;

         WHEREAS, Section 8.1(e) of the Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any Series as permitted by Sections
2.1 and 2.3 of the Indenture; and

         WHEREAS, all the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

         NOW THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and the issuance of the Series of Securities provided for herein, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders of the Securities of each such Series as follows:

                                  ARTICLE ONE

            RELATION TO INDENTURE; DEFINITIONS; RULES OF CONSTRUCTION

         SECTION 1.1 Relation to Indenture. Relation to Indenture. This Supplemental Indenture constitutes an integral part of the Indenture.

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         SECTION 1.2 Definitions. For all purposes of this Supplemental
Indenture, the following terms shall have the respective meanings set forth in this Section.

                  "Additional Interest" shall have the meaning set forth in the form of the Securities included as Exhibit A hereto.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Regulation S Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Global Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place; provided, however, that so long as a Series of Securities is listed on the Luxembourg Stock Exchange, Authorized Newspaper solely with respect to such Series of Securities shall include a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort) or, if publication in such newspaper is not practicable, a leading English language daily newspaper with general circulation in Europe, that is published each Business Day in morning editions, whether or not published in Saturday, Sunday or holiday editions. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

                  "Clearstream" means Clearstream Banking, societe anonyme, Luxembourg.

                  "Definitive Security" means a certificated Initial Security or Exchange Security (bearing the Restricted Securities Legend if the transfer of such Security is restricted by applicable law) that does not include the Global Securities Legend.

                  "Depositary" means The Depository Trust Company, its nominees and their respective successors.

                  "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

                  "Exchange Securities" means the Securities of the Company issued in exchange for Initial Securities pursuant to the Indenture and this Supplemental Indenture in connection with the Registered Exchange Offer.

                  "Global Securities Legend" means the legend set forth under that caption in Exhibit A to this Supplemental Indenture.

                  "IAI" means an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.




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                  "IAI Securities" means all Initial Securities held by an IAI.

                  "Initial Purchasers" means Salomon Smith Barney Inc., Chase Securities Inc., Banc of America Securities LLC and the other initial purchasers listed on Schedule I to the Purchase Agreement.

                  "Initial Securities" means the Rule 144A Securities, the Regulation S Securities and the IAI Securities.

                  "Participant" means members of, or participants in, the Depositary.

                  "Private Exchange" means an offer by the Company, pursuant to the Registration Agreement, to issue and deliver to certain purchasers, in exchange for the Initial Securities held by such purchasers as part of their initial distribution, a like aggregate principal amount of Private Exchange Securities.

                  "Private Exchange Securities" means the Securities of the Company issued in exchange for Initial Securities pursuant to the Indenture and this Supplemental Indenture in connection with the Private Exchange pursuant to the Registration Agreement.

                  "Purchase Agreement" means the Purchase Agreement dated March 23, 2001, among the Company and the Initial Purchasers.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Registered Exchange Offer" means the offer by the Company, pursuant to the Registration Agreement, to certain Holders of Initial Securities, to issue and deliver to such Holders, in exchange for their Initial Securities, a like aggregate principal amount of Exchange Securities registered under the Securities Act.

                  "Registration Agreement" means the Registration Rights Agreement dated March 29, 2001, among the Company and the Initial Purchasers.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Securities" means all Initial Securities offered and sold outside the United States in reliance on Regulation S.

                  "Restricted Period" with respect to any Securities means the period of 40 consecutive days beginning on and including the later of
         (i) the day on which such Securities are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the Original Issue Date with respect to such Securities.

                  "Restricted Securities Legend" means the legend set forth in
         Section 2.6(e)(i) herein.

                  "Rule 144A" means Rule 144A under the Securities Act.




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                  "Rule 144A Securities" means all Initial Securities offered and sold to QIBs in reliance on Rule 144A.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities" means the 5.50% Notes due April 1, 2003, 6.00% Notes due April 1, 2006, 6.60% Notes due April 1, 2011 and the 7.45% Debentures due April 1, 2031.

                  "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depositary) or any successor person thereto, who will initially be the Trustee.

                  "Shelf Registration Statement" means a registration statement filed by the Company in connection with the offer and sale of the Initial Securities or Private Exchange Securities pursuant to Section 3 of the Registration Agreement.

                  "Transfer Restricted Securities" means Definitive Securities and any other Securities that bear or are required to bear the Restricted Securities Legend.

         SECTION 1.3 Amendment to Section 1.1 of the Indenture. For the sole benefit of the Holders of the Securities, Section 1.1 of the Indenture shall be amended by deleting the definition of "interest" and replacing such definition with the following definition:

                  "interest" includes Additional Amounts and Additional
         Interest.

         SECTION 1.4 Rules of Construction. For all purposes of this Supplemental Indenture:

                  (a) capitalized terms used herein without definition shall have the meanings specified in the Indenture;

                  (b) all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture;

                  (c) the terms "herein", "hereof', "hereunder" and other words of similar import refer to this Supplemental Indenture; and

                  (d) in the event of a conflict with the definition of terms in the Indenture, the definitions in this Supplemental Indenture shall control.

                                  ARTICLE TWO

                                 THE SECURITIES

         SECTION 2.1 Title of the Securities. There shall be (i) a Series of Securities designated the 5.50% Notes due 2003 (the "Notes due 2003"), (ii) a Series of Securities designated the 6.00% Notes due 2006 (the "Notes due 2006"),
(iii) a Series of Securities



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designated the 6.60% Notes due 2011 (the "Notes due 2011") and (iv) a Series of
Securities designated the 7.45% Debentures due 2031 (the "Debentures due 2031").

         SECTION 2.2 Limitation on Aggregate Principal Amount. The Notes due 2003 will be initially issued in an aggregate principal amount of $1,000,000,000, the Notes due 2006 will be initially issued in an aggregate principal amount of $1,000,000,000, the Notes due 2011 will be initially issued in an aggregate principal amount of $1,500,000,000 and the Debentures due 2031 will be initially issued in an aggregate principal amount of $1,100,000,000.

         SECTION 2.3 Form and Dating.

         (a) General. The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication. The Securities shall be in denominations of $1,000 and integral multiples thereof.

         The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Company and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Security conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture shall govern and be controlling.

         The Initial Securities issued on the date hereof will be (i) offered and sold by the Company pursuant to the Purchase Agreement and (ii) resold initially only to (A) QIBs in reliance on Rule 144A and (B) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S. Such Initial Securities may thereafter be transferred to, among others, QIBs, purchasers in reliance on Regulation S and, except as set forth below, IAIs in accordance with Rule 501.

         The Company hereby designates The Depository Trust Company as the initial Depositary for the Global Securities.

         In the event any Series of Securities is listed on the Luxembourg Stock Exchange, the Company shall maintain an office or agency in Luxembourg where Securities of that Series may be presented for registration of transfer or for exchange, an office or agency in Luxembourg where the Securities of that Series may be presented for payment and an office or agency where notices and demands to or upon the Company in respect of the Securities of that Series and the Indenture may be served. The Company initially appoints Kredietbank S.A. Luxembourg, S.A. as Paying Agent and transfer agent in Luxembourg, at Kredietbank S.A. Luxembourg, 43, Boulevard Royal, L-2955 Luxembourg; Attention:
Corporate Trust Department.

         (b) Global Securities. The Rule 144A Securities shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form (collectively, the "Rule 144A Global Security") and the Regulation S Securities shall be issued initially in the form of one or more global Securities (collectively, the "Regulation S Global Security"), in each case without interest coupons and bearing the Global Securities Legend and Restricted Securities



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Legend, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Securities Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in the Indenture. One or more global securities in definitive, fully registered form without interest coupons and bearing the Global Securities Legend and the Restricted Securities Legend (collectively, the "IAI Global Security") shall also be issued on the date of this Indenture, deposited with the Securities Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in this Indenture to accommodate transfers of beneficial interests in the Securities to IAIs subsequent to the initial distribution. Beneficial ownership interests in the Regulation S Global Security shall not be exchangeable for interests in the Rule 144A Global Security, the IAI Global Security or any other Security without a Restricted Securities Legend until the expiration of the Restricted Period. The Rule 144A Global Security, the IAI Global Security and the Regulation S Global Security are each referred to herein as a "Global Security" and are collectively referred to herein as "Global Securities." The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

         (c) Book-Entry Provisions. This Section 2.3(c) shall apply only to a Global Security deposited with or on behalf of the Depositary. The Company shall execute and the Trustee shall, in accordance with this Section 2.3(c) and pursuant to an order of the Company, authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as Securities Custodian.

         Participants shall have no rights under the Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as Securities Custodian or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

         (d) Definitive Securities. Except as provided in Section 2.7, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities.

         SECTION 2.4 Payment of Additional Amounts. The Company shall pay to the Holder of any of the Securities who is a non-United States person such additional amounts ("Additional Amounts") as may be necessary in order that every net payment in respect of the principal or interest, if any, on such Securities, after deduction or withholding by the Company or any Paying Agent for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in



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such Securities to be then due and payable before any such deduction or withholding for or on account of any such tax, assessment or governmental charge. The foregoing obligation to pay such Additional Amounts shall not apply to:

         (a) any tax, assessment or other governmental charge which would not have been so imposed but for:

                  (i) the existence of any present or former connection between such Holder (or a fiduciary, settlor, beneficiary, member or shareholder of, or holder of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder of, or holder of a power) being or having been a citizen or resident or treated as a resident thereof or being or having been engaged in a trade or business therein or being or having been present therein or having or having had a permanent establishment therein, or

                  (ii) such Holder's present or former status as a personal holding company or foreign personal holding company or controlled foreign corporation for United States federal income tax purposes or corporation which accumulates earnings to avoid United States federal income tax;

         (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of such Securities for payment on a date more than 10 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

         (c) any estate, inheritance, gift, sales, transfer, personal property or excise tax or any similar tax, assessment or governmental charge;

         (d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments in respect of principal of or interest, if any, on any of the Securities;

         (e) any tax, assessment or other governmental charge imposed on interest received by a Holder or beneficial owner of the Securities who actually or constructively owns 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote within the meaning of Section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended;

         (f) any tax, assessment or other governmental charge imposed as a result of the failure to comply with:

                  (i) certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of the Securities, if such compliance is required by statute, or by regulation of the United States Treasury Department, as a precondition to relief or exemption from such tax, assessment or other governmental charge (including backup withholding), or



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                  (ii) any other certification, information, documentation,
         reporting or other similar requirements under United States income tax laws or regulations that would establish entitlement to otherwise applicable relief or exemption from such tax, assessment or other governmental charge;

         (g) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of the principal of or interest, if any, on any of the Securities, if such payment can be made without such withholding by at least one other Paying Agent;

         (h) any tax, assessment or other governmental charge that is required to be made pursuant to any European Union directive on the taxation of savings income or any law implementing or complying with, or introduced to conform to, any such directive; or

         (i) any combination of items (a), (b), (c), (d), (e), (f), (g) or (h);

nor will such Additional Amounts be paid to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of the Securities to the extent a settlor or beneficiary with respect to such fiduciary or a member of such partnership or a beneficial owner of the Securities would not have been entitled to payment of such Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Securities. The Securities are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable thereto. Except as specifically provided under this Section 2.4 and under Section 2.5, the Company shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

         SECTION 2.5 Redemption for Tax Reasons. If, as a result of:

                  (i) any change in or amendment to the laws (including any regulations or rulings promulgated thereunder) of the United States or any political subdivision thereof or therein affecting taxation, which becomes effective after the date of the Purchase Agreement or which proposal is made after such date,

                  (ii) any change in the official application or interpretation of such laws, including any official proposal for such a change, amendment or change in the application or interpretation of such laws, which change, amendment, application or interpretation is announced or becomes effective after the date of the Purchase Agreement or which proposal is made after such date,

                  (iii) any action taken by any taxing authority of the United States which action is taken or becomes generally known after the date of the Purchase Agreement, or any commencement of a proceeding in a court of competent jurisdiction in the United States after such date, whether or not such action was taken or such proceeding was brought with respect to the Company, there is, in such case, in the written opinion of independent legal counsel of recognized standing to the Company, a material increase in the probability that the Company has or may become obligated to pay Additional Amounts, and the Company in its business judgment, determines that



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such obligation cannot be avoided by the use of reasonable measures available to it, not including assignment of the Securities, the Securities of any Series affected thereby may be redeemed, as a whole but not in part, at the Company's option at any time thereafter, upon notice to the Trustee and the Holders of the Securities affected thereby in accordance with the provisions of this Supplemental Indenture at a redemption price equal to 100% of the principal amount of the Securities to be redeemed together with accrued interest thereon to the date fixed for redemption.

         SECTION 2.6 Transfer and Exchange.

         (a) Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Registrar with a request:

                  (i) to register the transfer of such Definitive Securities; or

                  (ii) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer or exchange:

                           (A) shall be duly endorsed or accompanied by a
                  written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                           (B) are accompanied by the following additional
                  information and documents, as applicable:

                                    (x) if such Definitive Securities are being
                           delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Initial Security); or

                                    (y) if such Definitive Securities are being
                           transferred to the Company, a certification to that effect (in the form set forth on the reverse side of the Initial Security); or

                           (C) if such Definitive Securities are being
                  transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the Initial Security) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.6(e)(i).

         (b) Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the



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Trustee of a Definitive Security, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, together with:

                  (i) certification (in the form set forth on the reverse side of the Initial Security) that such Definitive Security is being transferred (A) to a QIB in accordance with Rule 144A, (B) to an IAI that has furnished to the Trustee a signed letter substantially in the form of Exhibit B or (C) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 904 under the Securities Act; and

                  (ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Definitive Security so canceled. If no Global Securities are then outstanding and the Global Security has not been previously exchanged for certificated securities pursuant to
         Section 2.7, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

         (c) Transfer and Exchange of Global Securities.

                  (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Security shall deliver a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Security or another Global Security and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Security and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Security being transferred. Transfers by an owner of a beneficial interest in a Rule 144A Global Security or an IAI Global Security to a transferee who takes delivery of such interest through a Regulation S Global Security, whether before or after the expiration of the Restricted Period, shall be made only upon receipt by the Trustee of a certification from the transferor to the effect that such transfer is being made in accordance with Regulation S or (if available) Rule 144 under the Securities Act and that, if such transfer is being made prior to the expiration of the Restricted Period, the interest transferred shall be held immediately thereafter through Euroclear or Clearstream. In the case of a



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         transfer of a beneficial interest in either a Regulation S Global
         Security or a Rule 144A Global Security for an interest in an IAI Global Security, the transferee must furnish a signed letter substantially in the form of Exhibit B to the Trustee.

                  (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Security from which such interest is being transferred.

                  (iii) Notwithstanding any other provisions of this Supplemental Indenture (other than the provisions set forth in Section 2.7), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  (iv) In the event that a Global Security is exchanged for Definitive Securities pursuant to Section 2.7 prior to the consummation of the Registered Exchange Offer or the effectiveness of the Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.6 (including the certification requirements set forth on the reverse of the Initial Securities intended to ensure that such transfers comply with Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

         (d) Restrictions on Transfer of Regulation S Global Security.

                  (i) Prior to the expiration of the Restricted Period, interests in a Regulation S Global Security may only be held through Euroclear or Clearstream. During the Restricted Period, beneficial ownership interests in a Regulation S Global Security may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures and only (A) to the Company, (B) so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) in an offshore transaction in accordance with Regulation S, (D) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act, (E) to an IAI purchasing for its own account, or for the account of such an IAI, in a minimum principal amount of Securities of $250,000 or (F) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in a Regulation S Global Security to a transferee who takes delivery of such interest through a



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         Rule 144A Global Security or a IAI Global Security shall be made only in accordance with the Applicable Procedures and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Initial Security to the effect that such transfer is being made to (i) a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A or
         (ii) an IAI purchasing for its own account, or for the account of such an IAI, in a minimum principal amount of the Securities of $250,000. Such written certification shall no longer be required after the expiration of the Restricted Period. In the case of a transfer of a beneficial interest in a Regulation S Global Security for an interest in a IAI Global Security, the transferee must furnish a signed letter substantially in the form of Exhibit B to the Trustee.

                  (ii) Upon the expiration of the Restricted Period, beneficial ownership interests in a Regulation S Global Security shall be transferable in accordance with applicable law and the other terms of the Indenture.

         (e) Legends for Securities

                  (i) Except as permitted by the following paragraphs (ii),
         (iii), (iv) or (vi), each Security certificate evidencing the Global Securities and the Definitive Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH EITHER THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A

                  QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT,
                  (E) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY AND THE TRUSTEE PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         Each Security evidencing a Global Security offered and sold to QIBs pursuant to Rule 144A shall bear a legend in substantially the following form

                  EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         Each Definitive Security shall bear the following additional legend:

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                  (ii) Upon any sale or transfer of a Transfer Restricted Security that is a Definitive Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Security).

                  (iii) After a transfer of any Initial Securities or Private Exchange Securities during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Securities or Private Exchange Securities, as the case may be, all requirements pertaining to the Restricted Securities Legend on such Initial Securities or such Private Exchange Securities shall cease to apply and the requirements that any such Initial Securities or such Private Exchange Securities be issued in global form shall continue to apply.

                  (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Exchange Securities in exchange for their Initial Securities, all requirements pertaining to Initial Securities that Initial Securities be issued in global form shall continue to apply, and Exchange Securities in global form without the Restricted Securities Legend shall be available to Holders that exchange such Initial Securities in such Registered Exchange Offer.

                  (v) Upon the consummation of a Private Exchange with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Private Exchange Securities in exchange for their Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities be issued in global form shall continue to apply, and Private Exchange Securities in global form with the Restricted Securities Legend shall be available to Holders that exchange such Initial Securities in such Private Exchange.

                  (vi) Upon a sale or transfer after the expiration of the Restricted Period of any Initial Security acquired pursuant to Regulation S, all requirements that such Initial Security bear the Restricted Securities Legend shall cease to apply and the requirements requiring any such Initial Security be issued in global form shall continue to apply.

         (f) Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, transferred, redeemed, repurchased or canceled, such Global Security shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, transferred in exchange for an interest in another Global Security, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

         (g) Obligations with Respect to Transfers and Exchanges of Securities.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Definitive Securities and Global Securities at the Registrar's request.

                  (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 8.5 or 12.3 of the Indenture).

                  (iii) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent or the Registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

                  (iv) The Company shall not be required to make and the Registrar need not register transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

                  (v) All Securities issued upon any transfer or exchange pursuant to the terms of this Supplemental Indenture shall evidence the same Debt and shall be entitled to the same benefits under the Indenture as the Securities surrendered upon such transfer or exchange.

         (h) No Obligation of the Trustee.

                  (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

                  (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         SECTION 2.7 Definitive Securities.

         (a) A Global Security deposited with the Depositary or with the Trustee as Securities Custodian pursuant to Section 2.3 shall be transferred to the beneficial owners thereof in the form of Definitive Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section
2.6 and (i) the Company notifies the Trustee that the Depositary, Euroclear or Clearstream is no longer willing or able to act as a depositary or clearing system for the Securities or the Depositary or the Depositary ceases to be a "clearing agency" registered under the Exchange Act, and a successor depositary or clearing system is not appointed by the Company within 90 days of such notice or cessation, (ii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Securities under the Indenture, or (iii) upon the occurrence and continuation of an Event of Default.

         (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.7 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section 2.7 shall be executed, authenticated and delivered only in denominations of $1,000 of principal amount and any integral multiple thereof and registered in such names as the Depositary shall direct. Any certificated Initial Security in the form of a Definitive Security delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.6, bear the Restricted Securities Legend.

         (c) The registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under the Indenture or the Securities.

         (d) In the event of the occurrence of any of the events specified in
Section 2.7(a)(i), (ii) or (iii), the Company will promptly make available to the Trustee a reasonable supply of Definitive Securities in fully registered form without interest coupons.

         SECTION 2.8 Notice to Securityholders. For the sole benefit of the Holders of the Securities, Section 11.4 of the Indenture shall be amended by adding a new clause (3) at the end of the first sentence of the second paragraph as follows:

                  "and (3) for so long as a Series of Securities is listed on the Luxembourg Stock Exchange and it is required by the rules of the Luxembourg Stock Exchange, such notice shall be sufficiently given if publication of such notice shall have been made with regard to such Series of Securities in the English language in an Authorized Newspaper."

                                 ARTICLE THREE

                            MISCELLANEOUS PROVISIONS

         SECTION 3.1 Ratification. The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

         SECTION 3.2 Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 3.3 Governing Law THIS SUPPLEMENTAL INDENTURE AND EACH NOTE DUE 2003, NOTE DUE 2006, NOTE DUE 2011 AND DEBENTURE DUE 2031 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES THEREOF.



                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 1 to be duly executed as of the day and year first above written.



                                             KELLOGG COMPANY




                                             By:
                                                ---------------------------
                                             Name:
                                             Title:




                                             BNY MIDWEST TRUST COMPANY,
                                                as Trustee



                                             By:
                                                ---------------------------
                                             Name:
                                             Title:

                       EXHIBIT A -- Form of Note due 2003

                                 KELLOGG COMPANY

                               5.50% Note due 2003

                           [global securities legend]

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. [____]                                                      U.S.$[_________]
                                                             CUSIP No.: [______]
                                                              ISIN No.: [______]
                                                       Common Code No.: [______]

         Kellogg Company, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum set forth above or such other principal sum on the Schedule attached hereto (which shall not exceed U.S.$[______]) on April 1, 2003, and to pay interest thereon from March 29, 2001 or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually on April 1 and October 1 in each year, commencing October 1, 2001, at the rate of 5.50% per annum, until the principal hereof is paid or made available for payment; provided, however, in the event (each such event in clauses (i) through (iii) below, being referred to as a "Registration Default") that: (i) in the event that the Company is permitted under the law and currently prevailing interpretations of the Commission's staff to effect the Registered Exchange Offer and (A) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 90th day following the Issue Date, (B) the Exchange Offer Registration Statement is not declared effective on or prior to the 180th day following the Issue Date, or (C) the Registered Exchange Offer is not consummated on or prior to the 225th day following the Issue Date; (ii) in the event the Company is required to file a Shelf Registration Statement and the Shelf Registration Statement (A) is not filed with the Commission on or prior to the date specified in Section 3, or (B) is not declared effective by the Commission on or prior to the date specified in
Section 3; or (iii) after a Registration Statement is declared effective, (A) such Registration Statement ceases to be effective prior to the end of the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, or (B) such Registration Statement or the related Prospectus ceases to be useable in connection with resales of the Securities covered by such Registration Statement prior to the end of the Exchange Offer Registration Period or the Shelf Registration Period, as applicable then, in the event of a Registration Default under clause (i) or (ii) above, Additional Interest shall accrue on the

Securities affected thereby over and above the interest rate set forth in the title to the Securities from and including the next day following each such Registration Default, in each case at a rate equal to 0.25% per annum and, in the event of a Registration Default under clause (iii) above, if the aggregate number of days in any consecutive 12-month period for which the Registration Statement shall not be usable exceeds 60 days in the aggregate, then Additional Interest shall accrue on the Securities affected thereby over and above the interest rate set forth in the title to the Securities from and including the next day following the 60th such day at a rate equal to 0.25% per annum; provided, that the aggregate Additional Interest will in no event exceed 0.25% per annum. Additional Interest attributable to a Registration Default shall cease to accrue once such Registration Default is cured.

         The Company shall notify the Trustee within three Business Days after the occurrence of a Registration Default, and Additional Interest shall be paid by depositing with the Trustee, in trust for the benefit of the Holders entitled to receive the Additional Interest, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the record Holder entitled to receive the interest payment to be paid on such date as set forth in the Indenture. For so long as the Securities are listed on the Luxembourg Stock Exchange, the Company shall also publish a notice of the requirement to pay Additional Interest in an Authorized Newspaper.

         The interest (and Additional Interest, if any) so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such regular record date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         Payment of the principal of (and premium, if any) and interest (and Additional Interest, if any) on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions at least five Business Days prior to the applicable Interest Payment Date.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                        [Signatures appear on next page]

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 29, 2001



                                  KELLOGG COMPANY



                                  By:
                                     ------------------------------------------
                                     Name:    Joel R. Wittenberg
                                     Title:   Assistant Treasurer



                                  By:
                                     ------------------------------------------
                                     Name:    Gary H. Pilnick
                                     Title:   Vice President, Deputy General
                                              Counsel and Assistant Secretary




                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                  BNY MIDWEST TRUST COMPANY,
                                    as Trustee



                                  By:
                                     ------------------------------------------
                                     Authorized Signatory

                       [FORM OF REVERSE SIDE OF SECURITY]

                               5.50% Note due 2003



         Section 1. Indenture

         The Company issued the Securities under an Indenture, dated as of March 15, 2001, between the Company and the Trustee, and Supplemental Indenture No. 1 thereto, dated as of March 29, 2001 (collectively, the "Indenture"). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date of the Indenture. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all terms and provisions of the Indenture, and Securityholders are referred to the Indenture and the Trust Indenture Act for a statement of such terms and provisions.

         The Securities are senior unsecured obligations of the Company initially limited to $1,000,000,000 aggregate principal amount at any one time outstanding. This Security is one of the Initial Securities referred to in the Indenture. The Securities include the Initial Securities and any Exchange Securities and Private Exchange Securities issued in exchange for Initial Securities. The Initial Securities, the Exchange Securities and the Private Exchange Securities are treated as a single class of securities under the Indenture.

         Section 2. Redemption

         The Securities are not redeemable prior to April 1, 2003, except as provided in Section 2.5 of Supplemental Indenture No. 1 to the Indenture.

         Section 3. Sinking Fund

         The Securities are not subject to any sinking fund.

         Section 4. Denominations; Transfer; Exchange

         The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption or to transfer or exchange any Securities for a period of 15 days prior to the mailing of a notice of redemption of Securities to be redeemed.

         Section 5. Persons Deemed Owners

         The registered Holder of this Security may be treated as the owner of it for all purposes.

         Section 6. Unclaimed Money

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

         Section 7. Discharge and Defeasance

         Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

         Section 8. Trustee Dealings with the Company

         Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

         Section 9. No Recourse Against Others

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         Section 10. Authentication

         This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

         Section 11. Governing Law

         THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         Section 12. CUSIP Numbers

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the

Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         Section 13. Holders' Compliance with Registration Agreement

         Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein. In the event of a conflict between the terms of this Security and the Registration Agreement, the terms of the Registration Agreement shall control.

        The Company will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the
              Indenture which has in it the text of this Security.

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF SECURITIES


         This Certificate relates to $_____________ principal amount of Securities held in (check applicable space) ___ book-entry or ___ definitive form by _________________________ (the "Transferor").

The Transferor (check one box below):

/ / has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

/ / has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

         In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

         (1)    / /     to the Company; or

         (2)    / /     pursuant to an effective registration statement under
                        the Securities Act of 1933; or

         (3)    / /     inside the United States to a "qualified institutional
                        buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (4)    / /     outside the United States in an offshore transaction
                        within the meaning of Regulation S under the Securities
                        Act in compliance with Rule 904 under the Securities Act of 1933; or

         (5)    / /     an institutional "accredited investor" (as defined in
                        Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements; or

         (6)    / /     pursuant to another available exemption from
                        registration provided by Rule 144 under the Securities
                        Act of 1933.

         Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or
(6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.




                                          --------------------------------------
                                          [INSERT NAME OF TRANSFEROR]




                                          By:
                                             -----------------------------------

Dated:
       -----------------------------

                              SCHEDULE OF EXCHANGES

         The following exchanges of a part of this Book-Entry Security have been made:

                                                                                                      Signature of
                                               Amount of increase in   Principal Amount of this         authorized
                   Amount of decrease in        Principal Amount of       Book-Entry Security            signatory
   Date of          Principal Amount of           this Book-Entry       following such decrease        of Trustee or
  Exchange        this Book-Entry Security           Security                (or increase)          Security Custodian
--------------    -------------------------    ----------------------  -------------------------    --------------------


                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:
I or we assign and transfer this Security to


--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)


--------------------------------------------------------------------------------
              (Insert assignee's soc.

              sec. or tax I.D. No.)

and irrevocably appoint__________________________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Date: _____________Your Signature: _____________________________________________


--------------------------------------------------------------------------------
      Sign exactly as your name appears on the other side of this Security.

                       EXHIBIT A -- Form of Note due 2006

                                 KELLOGG COMPANY

                               6.00% Note due 2006

                           [global securities legend]

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. [____]                                                      U.S.$[_________]
                                                             CUSIP No.: [______]
                                                              ISIN No.: [______]
                                                       Common Code No.: [______]

         Kellogg Company, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum set forth above or such other principal sum on the Schedule attached hereto (which shall not exceed U.S.$[______]) on April 1, 2006, and to pay interest thereon from March 29, 2001 or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually on April 1 and October 1 in each year, commencing October 1, 2001, at the rate of 6.00% per annum, until the principal hereof is paid or made available for payment; provided, however, in the event (each such event in clauses (i) through (iii) below, being referred to as a "Registration Default") that: (i) in the event that the Company is permitted under the law and currently prevailing interpretations of the Commission's staff to effect the Registered Exchange Offer and (A) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 90th day following the Issue Date, (B) the Exchange Offer Registration Statement is not declared effective on or prior to the 180th day following the Issue Date, or (C) the Registered Exchange Offer is not consummated on or prior to the 225th day following the Issue Date; (ii) in the event the Company is required to file a Shelf Registration Statement and the Shelf Registration Statement (A) is not filed with the Commission on or prior to the date specified in Section 3, or (B) is not declared effective by the Commission on or prior to the date specified in
Section 3; or (iii) after a Registration Statement is declared effective, (A) such Registration Statement ceases to be effective prior to the end of the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, or (B) such Registration Statement or the related Prospectus ceases to be useable in connection with resales of the Securities covered by such Registration Statement prior to the end of the Exchange Offer Registration Period or the Shelf Registration Period, as applicable then, in the event of a Registration Default under clause (i) or (ii) above, Additional Interest shall accrue on the

Securities affected thereby over and above the interest rate set forth in the title to the Securities from and including the next day following each such Registration Default, in each case at a rate equal to 0.25% per annum and, in the event of a Registration Default under clause (iii) above, if the aggregate number of days in any consecutive 12-month period for which the Registration Statement shall not be usable exceeds 60 days in the aggregate, then Additional Interest shall accrue on the Securities affected thereby over and above the interest rate set forth in the title to the Securities from and including the next day following the 60th such day at a rate equal to 0.25% per annum; provided, that the aggregate Additional Interest will in no event exceed 0.25% per annum. Additional Interest attributable to a Registration Default shall cease to accrue once such Registration Default is cured.

         The Company shall notify the Trustee within three Business Days after the occurrence of a Registration Default, and Additional Interest shall be paid by depositing with the Trustee, in trust for the benefit of the Holders entitled to receive the Additional Interest, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the record Holder entitled to receive the interest payment to be paid on such date as set forth in the Indenture. For so long as the Securities are listed on the Luxembourg Stock Exchange, the Company shall also publish a notice of the requirement to pay Additional Interest in an Authorized Newspaper.

         The interest (and Additional Interest, if any) so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such regular record date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         Payment of the principal of (and premium, if any) and interest (and Additional Interest, if any) on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions at least five Business Days prior to the applicable Interest Payment Date.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                        [Signatures appear on next page]

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 29, 2001

                                   KELLOGG COMPANY



                                   By:
                                        -------------------------------------
                                   Name:    Joel R. Wittenberg
                                   Title:   Assistant Treasurer



                                   By:
                                        -------------------------------------
                                   Name:    Gary H. Pilnick
                                   Title:   Vice President, Deputy General
                                            Counsel and Assistant Secretary


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.



                                   BNY MIDWEST TRUST COMPANY,
                                        as Trustee



                                   By:
                                        -------------------------------------
                                        Authorized Signatory

                       [FORM OF REVERSE SIDE OF SECURITY]

                               6.00% Note due 2006

         Section 1. Indenture

         The Company issued the Securities under an Indenture, dated as of March 15, 2001, between the Company and the Trustee, and Supplemental Indenture No. 1 thereto, dated as of March 29, 2001 (collectively, the "Indenture"). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date of the Indenture. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all terms and provisions of the Indenture, and Securityholders are referred to the Indenture and the Trust Indenture Act for a statement of such terms and provisions.

         The Securities are senior unsecured obligations of the Company initially limited to $1,000,000,000 aggregate principal amount at any one time outstanding. This Security is one of the Initial Securities referred to in the Indenture. The Securities include the Initial Securities and any Exchange Securities and Private Exchange Securities issued in exchange for Initial Securities. The Initial Securities, the Exchange Securities and the Private Exchange Securities are treated as a single class of securities under the Indenture.

         Section 2. Optional Redemption

         The Securities may be redeemed at the option of the Company, in whole or in part, at any time or from time to time. The redemption price for the Securities to be redeemed on any redemption date will be equal to the greater of: (i)100% of the principal amount of the Securities being redeemed on the redemption date; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that redemption date (not including any portion of any payments of interest accrued to the redemption date) discounted to the redemption date on a semiannual basis at the Treasury Rate, plus 25 basis points, as determined by the Reference Treasury Dealer, plus accrued and unpaid interest thereon to the redemption date. Notwithstanding the foregoing, installments of interest on Securities that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Securities and the Indenture. The redemption price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         The Company shall mail notice of any redemption at least 30 days but not more than 60 days before the redemption date to each registered Holder of the Securities to be redeemed. Once notice of redemption is mailed, the Securities called for redemption will become due and payable on the redemption date and at the applicable redemption price, plus accrued and unpaid interest to the redemption date.

         "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such securities.

         "Comparable Treasury Price" means, with respect to any redemption date,
(A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Quotation.

         "Reference Treasury Dealer" means (A) Salomon Smith Barney Inc., Chase Securities Inc. or Banc of America Securities LLC (or their respective affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), we will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by us.

         "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such redemption date.

         Section 3. Sinking Fund

         The Securities are not subject to any sinking fund.

         Section 4. Notice of Redemption

         Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 of principal amount may be redeemed in part but only in whole multiples of $1,000 of principal amount. If money sufficient to pay the redemption price of and accrued and unpaid interest and liquidated damages, if any, on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

         Section 5. Denominations; Transfer; Exchange

         The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to the mailing of a notice of redemption of Securities to be redeemed.

         Section 6. Persons Deemed Owners

         The registered Holder of this Security may be treated as the owner of it for all purposes.

         Section 7. Unclaimed Money

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

         Section 8. Discharge and Defeasance

         Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

         Section 9. Trustee Dealings with the Company

         Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

         Section 10. No Recourse Against Others

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         Section 11. Authentication

         This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

         Section 12. Governing Law

         THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         Section 13. CUSIP Numbers

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         Section 14. Holders' Compliance with Registration Agreement

         Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein. In the event of a conflict between the terms of this Security and the Registration Agreement, the terms of the Registration Agreement shall control.

         The Company will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security.

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF SECURITIES


         This Certificate relates to $_____________ principal amount of Securities held in (check applicable space) ___ book-entry or ___ definitive form by _________________________ (the "Transferor").

The Transferor (check one box below):

/ / has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

/ / has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

         In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

         (1)  / /   to the Company; or

         (2)  / /   pursuant to an effective registration statement under the
                    Securities Act of 1933; or

         (3)  / /   inside the United States to a "qualified institutional
                    buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (4)  / /   outside the United States in an offshore transaction
                    within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

         (5)  / /   to an institutional "accredited investor" (as defined in
                    Rule 501(a)(1), (2), (3) or (7) under the Securities Act of
                    1933) that has furnished to the Trustee a signed letter containing certain representations and agreements; or

         (6)  / /   pursuant to another available exemption from registration
                    provided by Rule 144 under the Securities Act of 1933.

         Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or
(6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.


                                       -----------------------------------------
                                       [INSERT NAME OF TRANSFEROR]




Dated:                                 By:
      ------------------                  --------------------------------------

                              SCHEDULE OF EXCHANGES

         The following exchanges of a part of this Book-Entry Security have been made:

                                                                                                       Signature of
                                               Amount of increase in   Principal Amount of this         authorized
                   Amount of decrease in        Principal Amount of       Book-Entry Security            signatory
   Date of          Principal Amount of           this Book-Entry       following such decrease        of Trustee or
  Exchange        this Book-Entry Security           Security                (or increase)          Security Custodian
--------------    -------------------------    ----------------------  ------------------------     --------------------


                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:
I or we assign and transfer this Security to


--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)


--------------------------------------------------------------------------------
              (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint__________________________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Date: ___________________Your Signature: _______________________________________


--------------------------------------------------------------------------------
      Sign exactly as your name appears on the other side of this Security.

                       EXHIBIT A -- Form of Note due 2011

                                 KELLOGG COMPANY

                               6.60% Note due 2011

                           [global securities legend]

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         No. [____]                                             U.S.$[_________]
                                                             CUSIP No.: [______]
                                                              ISIN No.: [______]
                                                       Common Code No.: [______]


         Kellogg Company, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum set forth above or such other principal sum on the Schedule attached hereto (which shall not exceed U.S.$[______]) on April 1, 2011, and to pay interest thereon from March 29, 2001 or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually on April 1 and October 1 in each year, commencing October 1, 2001, at the rate of 6.60% per annum, until the principal hereof is paid or made available for payment; provided, however, in the event (each such event in clauses (i) through (iii) below, being referred to as a "Registration Default") that: (i) in the event that the Company is permitted under the law and currently prevailing interpretations of the Commission's staff to effect the Registered Exchange Offer and (A) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 90th day following the Issue Date, (B) the Exchange Offer Registration Statement is not declared effective on or prior to the 180th day following the Issue Date, or (C) the Registered Exchange Offer is not consummated on or prior to the 225th day following the Issue Date; (ii) in the event the Company is required to file a Shelf Registration Statement and the Shelf Registration Statement (A) is not filed with the Commission on or prior to the date specified in Section 3, or (B) is not declared effective by the Commission on or prior to the date specified in
Section 3; or (iii) after a Registration Statement is declared effective, (A) such Registration Statement ceases to be effective prior to the end of the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, or (B) such Registration Statement or the related Prospectus ceases to be useable in connection with resales of the Securities covered by such Registration Statement prior to the end of the Exchange Offer Registration Period or the Shelf Registration Period, as applicable then, in the event of a

Registration Default under clause (i) or (ii) above, Additional Interest shall accrue on the Securities affected thereby over and above the interest rate set forth in the title to the Securities from and including the next day following each such Registration Default, in each case at a rate equal to 0.25% per annum and, in the event of a Registration Default under clause (iii) above, if the aggregate number of days in any consecutive 12-month period for which the Registration Statement shall not be usable exceeds 60 days in the aggregate, then Additional Interest shall accrue on the Securities affected thereby over and above the interest rate set forth in the title to the Securities from and including the next day following the 60th such day at a rate equal to 0.25% per annum; provided, that the aggregate Additional Interest will in no event exceed 0.25% per annum. Additional Interest attributable to a Registration Default shall cease to accrue once such Registration Default is cured.

         The Company shall notify the Trustee within three Business Days after the occurrence of a Registration Default, and Additional Interest shall be paid by depositing with the Trustee, in trust for the benefit of the Holders entitled to receive the Additional Interest, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the record Holder entitled to receive the interest payment to be paid on such date as set forth in the Indenture. For so long as the Securities are listed on the Luxembourg Stock Exchange, the Company shall also publish a notice of the requirement to pay Additional Interest in an Authorized Newspaper.

         The interest (and Additional Interest, if any) so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such regular record date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         Payment of the principal of (and premium, if any) and interest (and Additional Interest, if any) on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions at least five Business Days prior to the applicable Interest Payment Date.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                        [Signatures appear on next page]

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 29, 2001



                                   KELLOGG COMPANY



                                   By:
                                      ------------------------------------------
                                       Name:    Joel R. Wittenberg
                                       Title:   Assistant Treasurer



                                   By:
                                      ------------------------------------------
                                       Name:    Gary H. Pilnick
                                       Title:   Vice President, Deputy General
                                                Counsel and Assistant Secretary




                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                   BNY MIDWEST TRUST COMPANY,
                                       as Trustee



                                   By:
                                      ------------------------------------------
                                       Authorized Signatory

                       [FORM OF REVERSE SIDE OF SECURITY]

                               6.60% Note due 2011

         Section 1. Indenture

          The Company issued the Securities under an Indenture, dated as of March 15, 2001, between the Company and the Trustee, and Supplemental Indenture No. 1 thereto, dated as of March 29, 2001 (collectively, the "Indenture"). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date of the Indenture. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all terms and provisions of the Indenture, and Securityholders are referred to the Indenture and the Trust Indenture Act for a statement of such terms and provisions.

         The Securities are senior unsecured obligations of the Company initially limited to $1,500,000,000 aggregate principal amount at any one time outstanding. This Security is one of the Initial Securities referred to in the Indenture. The Securities include the Initial Securities and any Exchange Securities and Private Exchange Securities issued in exchange for Initial Securities. The Initial Securities, the Exchange Securities and the Private Exchange Securities are treated as a single class of securities under the Indenture.

         Section 2. Optional Redemption

         The Securities may be redeemed at the option of the Company, in whole or in part, at any time or from time to time. The redemption price for the Securities to be redeemed on any redemption date will be equal to the greater of: (i)100% of the principal amount of the Securities being redeemed on the redemption date; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that redemption date (not including any portion of any payments of interest accrued to the redemption date) discounted to the redemption date on a semiannual basis at the Treasury Rate, plus 30 basis points, as determined by the Reference Treasury Dealer, plus accrued and unpaid interest thereon to the redemption date. Notwithstanding the foregoing, installments of interest on Securities that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Securities and the Indenture. The redemption price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         The Company shall mail notice of any redemption at least 30 days but not more than 60 days before the redemption date to each registered Holder of the Securities to be redeemed. Once notice of redemption is mailed, the Securities called for redemption will become due and payable on the redemption date and at the applicable redemption price, plus accrued and unpaid interest to the redemption date.

         "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such securities.

         "Comparable Treasury Price" means, with respect to any redemption date,
(A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Quotation.

         "Reference Treasury Dealer" means (A) Salomon Smith Barney Inc., Chase Securities Inc. or Banc of America Securities LLC (or their respective affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), we will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by us.

         "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such redemption date.

         Section 3. Sinking Fund

         The Securities are not subject to any sinking fund.

         Section 4. Notice of Redemption

         Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 of principal amount may be redeemed in part but only in whole multiples of $1,000 of principal amount. If money sufficient to pay the redemption price of and accrued and unpaid interest and liquidated damages, if any, on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

         Section 5. Denominations; Transfer; Exchange

         The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to the mailing of a notice of redemption of Securities to be redeemed.

         Section 6. Persons Deemed Owners

         The registered Holder of this Security may be treated as the owner of it for all purposes.

         Section 7. Unclaimed Money

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

         Section 8. Discharge and Defeasance

         Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

         Section 9. Trustee Dealings with the Company

         Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

         Section 10. No Recourse Against Others

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         Section 11. Authentication

         This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

         Section 12. Governing Law

         THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         Section 13. CUSIP Numbers

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         Section 14. Holders' Compliance with Registration Agreement

         Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein. In the event of a conflict between the terms of this Security and the Registration Agreement, the terms of the Registration Agreement shall control.

         The Company will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security.

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF SECURITIES


         This Certificate relates to $_____________ principal amount of Securities held in (check applicable space) ___ book-entry or ___ definitive form by _________________________ (the "Transferor").

The Transferor (check one box below):

/ / has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

/ / has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

         In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

         (1)  / /   to the Company; or

         (2)  / /   pursuant to an effective registration statement under the
                    Securities Act of 1933; or

         (3)  / /   inside the United States to a "qualified institutional
                    buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (4)  / /   outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933;
                    or

         (5)  / /   to an institutional "accredited investor" (as defined in
                    Rule 501(a)(1), (2), (3) or (7) under the Securities Act of
                    1933) that has furnished to the Trustee a signed letter containing certain representations and agreements; or

         (6)  / /   pursuant to another available exemption from registration
                    provided by Rule 144 under the Securities Act of 1933.

         Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or
(6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.




                              --------------------------------------------------
                              [INSERT NAME OF TRANSFEROR]




Dated:                        By:
      ---------------------      -----------------------------------------------

                              SCHEDULE OF EXCHANGES

     The following exchanges of a part of this Book-Entry Security have been made:

                                                                                                       Signature of
                                               Amount of increase in   Principal Amount of this         authorized
                   Amount of decrease in        Principal Amount of       Book-Entry Security            signatory
   Date of          Principal Amount of           this Book-Entry       following such decrease        of Trustee or
  Exchange        this Book-Entry Security           Security                (or increase)          Security Custodian
--------------    -------------------------    ----------------------  ------------------------     --------------------


                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:
I or we assign and transfer this Security to


--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)


--------------------------------------------------------------------------------
              (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint_________________________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Date: ____________________Your Signature: ______________________________________


--------------------------------------------------------------------------------
      Sign exactly as your name appears on the other side of this Security.

                     EXHIBIT A -- Form of Debenture due 2031

                                 KELLOGG COMPANY

                            7.45% Debenture due 2031

                           [global securities legend]


         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. [____]                                                      U.S.$[_________]
                                                             CUSIP No.: [______]
                                                              ISIN No.: [______]
                                                       Common Code No.: [______]

         Kellogg Company, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum set forth above or such other principal sum on the Schedule attached hereto (which shall not exceed U.S.$[______]) on April 1, 2031, and to pay interest thereon from March 29, 2001 or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually on April 1 and October 1 in each year, commencing October 1, 2001, at the rate of 7.45% per annum, until the principal hereof is paid or made available for payment; provided, however, in the event (each such event in clauses (i) through (iii) below, being referred to as a "Registration Default") that: (i) in the event that the Company is permitted under the law and currently prevailing interpretations of the Commission's staff to effect the Registered Exchange Offer and (A) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 90th day following the Issue Date, (B) the Exchange Offer Registration Statement is not declared effective on or prior to the 180th day following the Issue Date, or (C) the Registered Exchange Offer is not consummated on or prior to the 225th day following the Issue Date; (ii) in the event the Company is required to file a Shelf Registration Statement and the Shelf Registration Statement (A) is not filed with the Commission on or prior to the date specified in Section 3, or (B) is not declared effective by the Commission on or prior to the date specified in
Section 3; or (iii) after a Registration Statement is declared effective, (A) such Registration Statement ceases to be effective prior to the end of the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, or (B) such Registration Statement or the related Prospectus ceases to be useable in connection with resales of the Securities covered by such Registration Statement prior to the end of the Exchange Offer Registration Period or the Shelf Registration Period, as applicable then, in the event of a



                                      A2-1

Registration Default under clause (i) or (ii) above, Additional Interest shall accrue on the Securities affected thereby over and above the interest rate set forth in the title to the Securities from and including the next day following each such Registration Default, in each case at a rate equal to 0.25% per annum and, in the event of a Registration Default under clause (iii) above, if the aggregate number of days in any consecutive 12-month period for which the Registration Statement shall not be usable exceeds 60 days in the aggregate, then Additional Interest shall accrue on the Securities affected thereby over and above the interest rate set forth in the title to the Securities from and including the next day following the 60th such day at a rate equal to 0.25% per annum; provided, that the aggregate Additional Interest will in no event exceed 0.25% per annum. Additional Interest attributable to a Registration Default shall cease to accrue once such Registration Default is cured.

         The Company shall notify the Trustee within three Business Days after the occurrence of a Registration Default, and Additional Interest shall be paid by depositing with the Trustee, in trust for the benefit of the Holders entitled to receive the Additional Interest, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the record Holder entitled to receive the interest payment to be paid on such date as set forth in the Indenture. For so long as the Securities are listed on the Luxembourg Stock Exchange, the Company shall also publish a notice of the requirement to pay Additional Interest in an Authorized Newspaper.

         The interest (and Additional Interest, if any) so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such regular record date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         Payment of the principal of (and premium, if any) and interest (and Additional Interest, if any) on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions at least five Business Days prior to the applicable Interest Payment Date.



                                       A2-2

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                        [Signatures appear on next page]



                                       A2-3

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 29, 2001



                                  KELLOGG COMPANY



                                  By:
                                     ------------------------------------------
                                      Name:    Joel R. Wittenberg
                                      Title:   Assistant Treasurer



                                  By:
                                     ------------------------------------------
                                      Name:    Gary H. Pilnick
                                      Title:   Vice President, Deputy General
                                               Counsel and Assistant Secretary




                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                  BNY MIDWEST TRUST COMPANY,
                                    as Trustee



                                  By:
                                     ------------------------------------------
                                     Authorized Signatory





                                       A2-4

                       [FORM OF REVERSE SIDE OF SECURITY]

                            7.45% Debenture due 2031



         Section 1. Indenture

         The Company issued the Securities under an Indenture, dated as of March 15, 2001, between the Company and the Trustee, and Supplemental Indenture No. 1 thereto, dated as of March 29, 2001 (collectively, the "Indenture"). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date of the Indenture. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all terms and provisions of the Indenture, and Securityholders are referred to the Indenture and the Trust Indenture Act for a statement of such terms and provisions.

         The Securities are senior unsecured obligations of the Company initially limited to $1,100,000,000 aggregate principal amount at any one time outstanding. This Security is one of the Initial Securities referred to in the Indenture. The Securities include the Initial Securities and any Exchange Securities and Private Exchange Securities issued in exchange for Initial Securities. The Initial Securities, the Exchange Securities and the Private Exchange Securities are treated as a single class of securities under the Indenture.

         Section 2. Optional Redemption

         The Securities may be redeemed at the option of the Company, in whole or in part, at any time or from time to time. The redemption price for the Securities to be redeemed on any redemption date will be equal to the greater of: (i)100% of the principal amount of the Securities being redeemed on the redemption date; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that redemption date (not including any portion of any payments of interest accrued to the redemption date) discounted to the redemption date on a semiannual basis at the Treasury Rate, plus 35 basis points, as determined by the Reference Treasury Dealer, plus accrued and unpaid interest thereon to the redemption date. Notwithstanding the foregoing, installments of interest on Securities that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Securities and the Indenture. The redemption price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         The Company shall mail notice of any redemption at least 30 days but not more than 60 days before the redemption date to each registered Holder of the Securities to be redeemed. Once notice of redemption is mailed, the Securities called for redemption will become due and payable on the redemption date and at the applicable redemption price, plus accrued and unpaid interest to the redemption date.

         "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price



                                       A2-5
for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such securities.

         "Comparable Treasury Price" means, with respect to any redemption date,
(A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Quotation.

         "Reference Treasury Dealer" means (A) Salomon Smith Barney Inc., Chase Securities Inc. or Banc of America Securities LLC (or their respective affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), we will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by us.

         "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such redemption date.

         Section 3. Sinking Fund

         The Securities are not subject to any sinking fund.

         Section 4. Notice of Redemption

         Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 of principal amount may be redeemed in part but only in whole multiples of $1,000 of principal amount. If money sufficient to pay the redemption price of and accrued and unpaid interest and liquidated damages, if any, on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

         Section 5. Denominations; Transfer; Exchange

         The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the



                                       A2-6

Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to the mailing of a notice of redemption of Securities to be redeemed.

         Section 6. Persons Deemed Owners

         The registered Holder of this Security may be treated as the owner of it for all purposes.

         Section 7. Unclaimed Money

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

         Section 8. Discharge and Defeasance

         Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

         Section 9. Trustee Dealings with the Company

         Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

         Section 10. No Recourse Against Others

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         Section 11. Authentication

         This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.



                                       A2-7

         Section 12. Governing Law

         THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         Section 13. CUSIP Numbers

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         Section 14. Holders' Compliance with Registration Agreement

         Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein. In the event of a conflict between the terms of this Security and the Registration Agreement, the terms of the Registration Agreement shall control.

         The Company will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security.




                                       A2-8

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF SECURITIES


         This Certificate relates to $_____________ principal amount of Securities held in (check applicable space) ___ book-entry or ___ definitive form by _________________________ (the "Transferor").

The Transferor (check one box below):

/ / has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

/ / has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

         In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

         (1)  / /   to the Company; or

         (2)  / /   pursuant to an effective registration statement under the
                    Securities Act of 1933; or

         (3)  / /   inside the United States to a "qualified institutional
                    buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (4)  / /   outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933;
                    or

         (5)  / /   to an institutional "accredited investor" (as defined in
                    Rule 501(a)(1), (2), (3) or (7) under the Securities Act of
                    1933) that has furnished to the Trustee a signed letter containing certain representations and agreements; or

         (6)  / /   pursuant to another available exemption from registration
                    provided by Rule 144 under the Securities Act of 1933.

                                       A2-9

         Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or
(6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.



                                   ---------------------------------------------
                                   [INSERT NAME OF TRANSFEROR]




Dated:                             By:
      --------------------            ------------------------------------------





                                       A2-10

                              SCHEDULE OF EXCHANGES

     The following exchanges of a part of this Book-Entry Security have been made:

                                                                                                       Signature of
                                               Amount of increase in   Principal Amount of this         authorized
                   Amount of decrease in        Principal Amount of       Book-Entry Security            signatory
   Date of          Principal Amount of           this Book-Entry       following such decrease        of Trustee or
  Exchange        this Book-Entry Security           Security                (or increase)          Security Custodian
--------------    -------------------------    ----------------------  ------------------------     --------------------













                                      A2-11

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:
I or we assign and transfer this Security to


--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)


--------------------------------------------------------------------------------
              (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint__________________________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Date: _________________Your Signature: _________________________________________


--------------------------------------------------------------------------------
      Sign exactly as your name appears on the other side of this Security.





                                       A2-12

                                    EXHIBIT B



                  FORM OF TRANSFEREE LETTER OF REPRESENTATIONS



Kellogg Company

In care of
BNY Midwest Trust Company
2 North LaSalle Street, Suite 1020
Chicago, IL 60602

Ladies and Gentlemen:

         This certificate is delivered to request a transfer of $___________ principal amount of the [5.50% Notes due 2003] [6.00% Notes due 2006] [6.60% Notes due 2011][7.45% Debentures due 2031] (the "Securities") of Kellogg Company (the "Company").

         Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

Name:________________________

Address:_____________________

Taxpayer ID Number:__________


         The undersigned represents and warrants to you that:

         1._______We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")), purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Securities, and we are acquiring the Securities not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we invest in or purchase securities similar to the Securities in the normal course of our business. We, and any accounts for which we are acting, are each able to bear the economic risk of our or its investment.

         2._______We understand that the Securities have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Securities to offer, sell or otherwise transfer such Securities prior to the date that is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act ("Rule 144A"), to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that is purchasing for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) in an offshore transaction within the meaning of, and in compliance with, Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional "accredited investor", in each case in a minimum principal amount of Securities of $250,000, or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to the offer, sale or other transfer prior to the Resale Restriction Termination Date of the Securities pursuant to clause (d), (e) or (f) above to require the delivery of an opinion of counsel, certifications or other information satisfactory to the Company and the Trustee.



                                    TRANSFEREE:
                                               ---------------------------------

                                    By:
                                       -----------------------------------------




                                      B-2